Neuberger Berman Alternative and Multi-Asset Class Funds®

Supplement to the Prospectuses dated February 29, 2016, each as amended and supplemented, and Statement of Additional Information dated February 29, 2016, as amended April 5, 2016 and May 24, 2016 and as supplemented

Neuberger Berman Long Short Credit Fund - Class A, Class C, Institutional Class and Class R6

Neuberger Berman Long Short Credit Fund (the “Fund”) will change its dividend distribution frequency from daily declarations and monthly distributions to quarterly declarations and distributions. The change will be effective after the close of business on September 30, 2016. The first quarterly dividend payment will be for the quarter ending December 31, 2016.

Accordingly, effective October 1, 2016, the Fund’s Prospectuses and Statement of Additional Information are revised as follows:

The second paragraph of the sub-section titled “When you sell shares” in the “Maintaining Your Account” section of the Class A, Class C and Institutional Class Prospectus is deleted in its entirety and replaced with the following:

When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form, minus any applicable contingent deferred sales charge. Redemption orders are deemed “received in proper form” when a Fund’s transfer agent has received your order to sell. Dividends are earned through the business day on which your redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable distribution date.

The last paragraph of the sub-section titled “Proceeds from the sale of shares” in the “Maintaining Your Account” section of the Class R6 Prospectus is deleted in its entirety and replaced with the following:

Dividends are earned through the business day on which your redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable distribution date.

The first paragraph of the “Distribution and Taxes” section of each of the Class A, Class C and Institutional Class Prospectus and the Class R6 Prospectus is deleted in its entirety and replaced with the following:

Distributions — Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, each Fund makes any capital gain distributions once a year (normally in December). Neuberger Berman Long Short Credit Fund generally declares and pays income dividends quarterly and Neuberger Berman Multi-Asset Income Fund generally declares income dividends daily and pays them monthly. Gains from foreign currency transactions, if any, are normally distributed in December. A Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

The second paragraph of the “Dividends and Other Distributions” section of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Neuberger Berman Flexible Select Fund, Neuberger Berman Global Long Short Fund and Neuberger Berman Long Short Fund normally pay dividends from net investment income once annually, in December. Neuberger Berman Long Short Credit Fund generally declares and pays income dividends quarterly and Neuberger Berman Multi-Asset Income Fund generally declares income dividends daily and pays them monthly. Each Fund normally pays distributions of net realized capital and foreign currency gains, if any, once annually, in December.

The date of this supplement is July 8, 2016.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
605 Third Avenue 2nd Floor New York, NY 10158-0180 800.877.9700 Institutional Services: 800.366.6264 Website: www.nb.com